JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from January 1, 2014 to June 30, 2014

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Mid Cap Growth Fund
Trade Date 12/4/2013
Issuer Norwegian Cruise Line Holdings Ltd. (NCLH) Secondary
Cusip G6672110
Shares 8,900
Offering Price $33.25
Spread $1.081
Cost $295,925
Dealer Executing Trade UBS Investment Bank
% of Offering  purchased by firm 3.53%
Syndicate Members UBS Investment Bank / Barclays / Citigroup / Deutsche Bank Securities / Goldman, Sachs & Co. / J.P. Morgan / Credit Agricole CIB / DNB Markets / HSBC / Nomura / SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 1/17/2014
Issuer EP Energy Corporation (EPE) IPO
Cusip 26878510
Shares 4,100
Offering Price $20.00
Spread $0.900
Cost $82,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.24%
Syndicate Members Credit Suisse /  J.P. Morgan / Citigroup / Goldman, Sachs & Co. / Morgan Stanley / Deutsche Bank Securities / UBS Investment Bank / BMO Capital Markets / RBC Capital Markets / Wells Fargo Securities / Evercore / Tudor, Pickering, Holt & Co. / Barclays / Jefferies / BofA Merrill Lynch / BBVA / Nomura / Scotiabank / Howard Weil / Societe Generale / TD Securities / Capital One Securities / CIBC / SunTrust Robinson Humphrey / ING / Mizuho Securities / SMBC Nikko / Stephens Inc. / Lebenthal Capital Markets / Topeka Capital Markets
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 1/17/2014
Issuer RSP Permian, Inc. (RSPP) IPO
Cusip 74978Q10
Shares 16,400
Offering Price $19.50
Spread $1.121
Cost $319,800
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 4.57%
Syndicate Members Barclays / J.P. Morgan / Tudor, Pickering, Holt & Co. / Raymond James / RBC Capital Markets / UBS Investment Bank / Jefferies / Johnson Rice & Company L.L.C. / Simmons & Company International / Scotiabank / Howard Weil / Stephens Inc. / Citigroup / Comerica Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 1/23/2014
Issuer Care.com (CRCM) IPO
Cusip 14163310
Shares 1,500
Offering Price $17.00
Spread $1.190
Cost $25,500
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.27%
Syndicate Members Morgan Stanley / BofA Merrill Lynch / J.P. Morgan / Allen & Company LLC / Stifel
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 1/23/2014
Issuer Santander Consumer USA Holdings Inc. (SC) IPO
Cusip 80283M10
Shares 6,200
Offering Price $24.00
Spread $0.960
Cost $148,800
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.85%
Syndicate Members Citigroup / J.P. Morgan / BofA Merrill Lynch / Deutsche Bank Securities / Santander / Barclays / Goldman, Sachs & Co. / Morgan Stanley / RBC Capital Markets / BMO Capital Markets / Credit Suisse / UBS Investment Bank / Wells Fargo Securities / KKR / Sandler O'Neill + Partners, L.P. / Stephens Inc. / LOYAL3 Securities
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 1/23/2014
Issuer Santander Consumer USA Holdings Inc. (SC) IPO
Cusip 80283M10
Shares 20,400
Offering Price $24.00
Spread $0.960
Cost $489,600
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.85%
Syndicate Members Citigroup / J.P. Morgan / BofA Merrill Lynch / Deutsche Bank Securities / Santander / Barclays / Goldman, Sachs & Co. / Morgan Stanley / RBC Capital Markets / BMO Capital Markets / Credit Suisse / UBS Investment Bank / Wells Fargo Securities / KKR / Sandler O'Neill + Partners, L.P. / Stephens Inc. / LOYAL3 Securities
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 1/23/2014
Issuer Santander Consumer USA Holdings Inc. (SC) IPO
Cusip 80283M10
Shares 1,500
Offering Price $24.00
Spread $0.960
Cost $36,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.85%
Syndicate Members Citigroup / J.P. Morgan / BofA Merrill Lynch / Deutsche Bank Securities / Santander / Barclays / Goldman, Sachs & Co. / Morgan Stanley / RBC Capital Markets / BMO Capital Markets / Credit Suisse / UBS Investment Bank / Wells Fargo Securities / KKR / Sandler O'Neill + Partners, L.P. / Stephens Inc. / LOYAL3 Securities
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 1/23/2014
Issuer Santander Consumer USA Holdings Inc. (SC) IPO
Cusip 80283M10
Shares 800
Offering Price $24.00
Spread $0.960
Cost $19,200
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.85%
Syndicate Members Citigroup / J.P. Morgan / BofA Merrill Lynch / Deutsche Bank Securities / Santander / Barclays / Goldman, Sachs & Co. / Morgan Stanley / RBC Capital Markets / BMO Capital Markets / Credit Suisse / UBS Investment Bank / Wells Fargo Securities / KKR / Sandler O'Neill + Partners, L.P. / Stephens Inc. / LOYAL3 Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 1/31/2014
Issuer Ultragenyx Pharmaceutical Inc. (RARE) IPO
Cusip 90400D10
Shares 1,200
Offering Price $21.00
Spread $1.470
Cost $25,200
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.79%
Syndicate Members J.P. Morgan / Morgan Stanley / Cowen and Company / Canaccord Genuity
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 2/12/2014
Issuer Talmer Bancorp, Inc. (TLMR) IPO
Cusip 87482X10
Shares 8,200
Offering Price $13.00
Spread $0.910
Cost $106,600
Dealer Executing Trade Keefe, Bruyette & Woods
% of Offering  purchased by firm 2.09%
Syndicate Members Keefe, Bruyette & Woods / J.P. Morgan / Raymond James / RBC Capital Markets / Sterne Agee / Sandler O'Neill + Partners, L.P.
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 2/12/2014
Issuer Freescale Semiconductor, Ltd. (FSL) Secondary
Cusip G3727Q10
Shares 800
Offering Price $18.50
Spread $0.648
Cost $14,800
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.79%
Syndicate Members Goldman, Sachs & Co. / Citigroup / Credit Suisse / Deutsche Bank Securities / Barclays / J.P. Morgan / Morgan Stanley
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 2/12/2014
Issuer Freescale Semiconductor, Ltd. (FSL) Secondary
Cusip G3727Q10
Shares 900
Offering Price $18.50
Spread $0.648
Cost $16,650
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.79%
Syndicate Members Goldman, Sachs & Co. / Citigroup / Credit Suisse / Deutsche Bank Securities / Barclays / J.P. Morgan / Morgan Stanley
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 2/14/2014
Issuer Inogen Inc (INGN) IPO
Cusip 45780L10
Shares 2,500
Offering Price $16.00
Spread $1.120
Cost $40,000
Dealer Executing Trade Leerink Partners
% of Offering  purchased by firm 3.12%
Syndicate Members J.P. Morgan / Leerink Partners / William Blair / Stifel
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 3/20/2014
Issuer Q2 Holdings, Inc. (QTWO) IPO
Cusip 74736L10
Shares 2,500
Offering Price $13.00
Spread $0.910
Cost $32,500
Dealer Executing Trade Stifel
% of Offering  purchased by firm 3.44%
Syndicate Members J.P. Morgan / Stifel / RBC Capital Markets / Raymond James / Canaccord Genuity / Needham & Company
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 3/25/2014
Issuer Veeva Systems Inc. (VEEV) Secondary
Cusip 92247510
Shares 8,000
Offering Price $26.35
Spread $0.990
Cost $210,800
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.52%
Syndicate Members Morgan Stanley / Deutsche Bank Securities / J.P. Morgan / Pacific Crest Securities / Canaccord Genuity / Stifel / Wells Fargo Securities
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 3/26/2014
Issuer King Digital Entertainment PLC (KING) IPO
Cusip G5258J10
Shares 1,600
Offering Price $22.50
Spread $1.290
Cost $36,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.18%
Syndicate Members J.P. Morgan / Credit Suisse / BofA Merrill Lynch / Barclays / Deutsche Bank / RBC Capital Markets / BMO Capital Markets / Cowen and Company / Pacific Crest Securities / Piper Jaffray / Stifel / Wedbush Securities / Raine Securities LLC
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 3/27/2014
Issuer TriNet Group, Inc. (TNET) IPO
Cusip 89628810
Shares 2,400
Offering Price $16.00
Spread $1.120
Cost $38,400
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.28%
Syndicate Members J.P. Morgan / Morgan Stanley / Deutsche Bank Securities / Jefferies / Stifel / William Blair
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 3/27/2014
Issuer CBS Outdoor Americas Inc. (CBSO) IPO
Cusip 14987J10
Shares 1,500
Offering Price $28.00
Spread $1.260
Cost $42,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.15%
Syndicate Members Goldman, Sachs & Co. / BofA Merrill Lynch / J.P. Morgan / Morgan Stanley / Citigroup / Deutsche Bank Securities / Wells Fargo Securities / BNP Paribas / Credit Suisse / Mizuho Securities / RBS / SMBC Nikko / UBS Investment Bank / BNY Mellon Capital Markets, LLC / TD Securities / Barrington Research / Evercore / Guggenheim Securities / Nomura / RBC Capital Markets / Drexel Hamilton / Lebenthal & Co., LLC / Loop Capital Markets / Ramirez & Co., Inc. / The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Diversified Mid Cap Portfolio
Trade Date 3/28/2014
Issuer CommScope Holding Company, Inc. (COMM) Secondary
Cusip 20337X10
Shares 21,000
Offering Price $22.00
Spread $0.830
Cost $462,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.67%
Syndicate Members J.P. Morgan / Deutsche Bank Securities / BofA Merrill Lynch / Barclays / Credit Suisse / Goldman, Sachs & Co. / Jefferies / Morgan Stanley / RBC Capital Markets / Wells Fargo Securities / Allen & Company LLC / Evercore / Raymond James / Mizuho Securities / SMBC Nikko / Drexel Hamilton
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/4/2014
Issuer Five9, Inc. (FIVN) IPO
Cusip 33830710
Shares 5,800
Offering Price $7.00
Spread $0.490
Cost $40,600
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.24%
Syndicate Members J.P. Morgan / Barclays / BofA Merrill Lynch / Pacific Crest Securities / Canaccord Genuity / Needham & Company
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 4/4/2014
Issuer IMS Health Holdings, Inc. (IMS) IPO
Cusip 44970B10
Shares 4,200
Offering Price $20.00
Spread $0.900
Cost $84,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.13%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Morgan Stanley / BofA Merill Lynch / Barclays / Deutsche Bank Securities / Wells Fargo Securities / TPG Captial BD, LLC / HSBC / SunTrust Robinson Humphrey / Mizuho Securities / RBC Capital Markets / Piper Jaffray / William Blair / Drexel Hamilton / Leerink Partners / Stifel
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/8/2014
Issuer La Quinta Holdings Inc. (LQ) IPO
Cusip 50420D10
Shares 3,900
Offering Price $17.00
Spread $0.850
Cost $66,300
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.53%
Syndicate Members J.P. Morgan / Morgan Stanley / BofA Merrill Lynch / Citigroup / Credit Suisse / Deutsche Bank Securities / Goldman, Sachs & Co. / Wells Fargo Securities / Blackstone Capital Markets / EA Markets / Evercore / JMP Securities / Lebenthal Capital Markets / Loop Capital Markets / Mischler Financial Group, Inc. / Ramirez & Co., Inc. / Raymond James / RBC Capital Markets / Stifel
Fund JPMorgan Insurance Trust Diversified Mid Cap Portfolio
Trade Date 4/9/2014
Issuer Ally Financial Inc. (ALLY) IPO
Cusip 02005N10
Shares 85,500
Offering Price $25.00
Spread $0.190
Cost $2,137,500
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.44%
Syndicate Members Citigroup / Goldman, Sachs & Co. / Morgan Stanley / Barclays / BofA Merrill Lynch / Deutsche Bank Securities / J.P. Morgan / Sandler O'Neill + Partners L.P. / Keefe, Bruynette, & Woods / Credit Suisse / Evercore / RBC Capital Markets / Scotiabank / Credit Agricole CIB / Raymond James / Societe Generale / Guggenheim Securities / Sanford C. Bernstein / The Seaport Group
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 4/9/2014
Issuer Ally Financial Inc. (ALLY) IPO
Cusip 02005N10
Shares 4,800
Offering Price $25.00
Spread $0.190
Cost $120,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.44%
Syndicate Members Citigroup / Goldman, Sachs & Co. / Morgan Stanley / Barclays / BofA Merrill Lynch / Deutsche Bank Securities / J.P. Morgan / Sandler O'Neill + Partners L.P. / Keefe, Bruynette, & Woods / Credit Suisse / Evercore / RBC Capital Markets / Scotiabank / Credit Agricole CIB / Raymond James / Societe Generale / Guggenheim Securities / Sanford C. Bernstein / The Seaport Group
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/15/2014
Issuer Paycom Software, Inc. (PAYC) IPO
Cusip 70432V10
Shares 8,000
Offering Price $15.00
Spread $1.050
Cost $120,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.99%
Syndicate Members Barclays / J.P. Morgan / Pacific Crest Securities / Stifel /  Canaccord Genuity
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/16/2014
Issuer Moelis & Company (MC) IPO
Cusip 60786M10
Shares 4,400
Offering Price $25.00
Spread $1.750
Cost $110,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 14.62%
Syndicate Members Goldman, Sachs & Co. / Morgan Stanley / Moelis & Company / J.P. Morgan / UBS Investment Bank / Keefe, Bruyette & Woods / Sanford C. Bernstein / JMP Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/16/14
Issuer TriVascular Technologies, Inc. (TRIV) IPO
Cusip 89685A10
Shares 5,300
Offering Price $12.00
Spread $0.840
Cost $63,600
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.72%
Syndicate Members J.P. Morgan / Credit Suisse / Canaccord Genuity / Stifel
Fund JPMorgan Insurance Trust Mid Cap Growth Fund
Trade Date 5/1/14
Issuer HD Supply Holdings, Inc. (HDS) Secondary
Cusip 40416M10
Shares 4,200
Offering Price $26.00
Spread $0.910
Cost $109,200
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.49%
Syndicate Members BofA Merrill Lynch / Barclays / Credit Suisse / J.P. Morgan / Citigroup / Deutsche Bank Securities / Goldman Sachs & Co. / Morgan Stanley / UBS Investment Bank / Wells Fargo Securities / Baird / William Blair / Raymond James / BB&T Capital Markets / SunTrust Robinson Humphrey / Drexel Hamilton / Guzman & Company
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 5/14/14
Issuer SVB Financial Group (SIVB) Secondary
Cusip 48273J10
Shares 400
Offering Price $101.00
Spread $4.040
Cost $40,400
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.59%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Keefe, Bruyette & Woods, A Stifel Company / RBC Capital Markets / Sandler O'Neill + Partners, L.P.
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 5/14/14
Issuer SVB Financial Group (SIVB) Secondary
Cusip 48273J10
Shares 200
Offering Price $101.00
Spread $4.040
Cost $20,200
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.59%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Keefe, Bruyette & Woods, A Stifel Company / RBC Capital Markets / Sandler O'Neill + Partners, L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/23/14
Issuer Parsley Energy, Inc. (PE) IPO
Cusip 70187710
Shares 1,200
Offering Price $18.50
Spread $1.020
Cost $22,200
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.19%
Syndicate Members Credit Suisse / Goldman, Sachs & Co. / J.P. Morgan / Wells Fargo Securities / Morgan Stanley / Raymond James / Tudor, Pickering, Holt & Co. / RBC Capital Markets / Global Hunter Securities / Macquarie Capital / Scotiabank / Howard Weil / Simmons & Company International / Stephens Inc.
Fund JPMorgan Insurance Trust Mid Cap Growth Fund
Trade Date 6/6/14
Issuer CoStar Group (CSGP) Secondary
Cusip 22160N10
Shares 2,000
Offering Price $160.00
Spread $6.400
Cost $320,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 6.47%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / BofA Merrill Lynch / Citigroup / SunTrust Robinson Humphrey / Wells Fargo Securities / Needham & Company / Stephens Inc. / William Blair / JMP Securities / B. Riley & Co.
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 6/13/14
Issuer CommScope Holding Company, Inc. (COMM) Secondary
Cusip 20337X10
Shares 8,920
Offering Price $23.00
Spread $0.860
Cost $205,160
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.41%
Syndicate Members J.P. Morgan / Deutsche Bank Securities / BofA Merrill Lynch / Barclays / Credit Suisse / Goldman, Sachs & Co. / Jefferies / Morgan Stanley / RBC Capital Markets / Wells Fargo Securities / Allen & Company LLC / Evercore / Raymond James / Mizuho Securities / SMBC Nikko / Drexel Hamilton
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/17/14
Issuer Century Communities, Inc. (CCS) IPO
Cusip 15650430
Shares 5,800
Offering Price $23.00
Spread $1.610
Cost $133,400
Dealer Executing Trade FBR
% of Offering  purchased by firm 5.15%
Syndicate Members FBR / J.P. Morgan / Deutsche Bank Securities / Zelman Partners LLC / Builder Advisor Group, LLC
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/18/14
Issuer ZS Pharma, Inc. (ZSPH) IPO
Cusip 98979G10
Shares 1,300
Offering Price $18.00
Spread $1.260
Cost $23,400
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 1.15%
Syndicate Members J.P. Morgan / Credit Suisse / BMO Capital Markets / William Blair
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 6/18/14
Issuer Markit Ltd. (MRKT) IPO
Cusip G5824910
Shares 5,600
Offering Price $24.00
Spread $0.960
Cost $134,400
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.23%
Syndicate Members BofA Merrill Lynch / Barclays / Citigroup / Credit Suisse / Deutsche Bank Securities / Goldman, Sachs & Co. / HSBC / J.P. Morgan / Morgan Stanley / UBS Investment Bank / BNP Paribas / Jefferies / RBC Capital Markets / RBS / TD Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/18/14
Issuer Markit Ltd. (MRKT) IPO
Cusip G5824910
Shares 9,900
Offering Price $24.00
Spread $0.960
Cost $237,600
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.23%
Syndicate Members BofA Merrill Lynch / Barclays / Citigroup / Credit Suisse / Deutsche Bank Securities / Goldman, Sachs & Co. / HSBC / J.P. Morgan / Morgan Stanley / UBS Investment Bank / BNP Paribas / Jefferies / RBC Capital Markets / RBS / TD Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/25/14
Issuer Imprivata, Inc. (IMPR) IPO
Cusip 45323J10
Shares 4,800
Offering Price $15.00
Spread $1.050
Cost $72,000
Dealer Executing Trade Piper Jaffray
% of Offering  purchased by firm 2.78%
Syndicate Members J.P. Morgan / Piper Jaffray / William Blair / Wells Fargo Securities / Stephens Inc.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/26/14
Issuer GoPro, Inc. (GPRO) IPO
Cusip 38268T10
Shares 3,000
Offering Price $24.00
Spread $1.440
Cost $72,000
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 0.66%
Syndicate Members J.P. Morgan / Citigroup / Barclays / Allen & Company LLC / Stifel / Baird / MCS Capital Markets / Piper Jaffray / Raymond James
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/26/14
Issuer ServiceMaster Global Holdings, Inc. (SERV) IPO
Cusip 81761R10
Shares 9,500
Offering Price $17.00
Spread $0.850
Cost $161,500
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 5.32%
Syndicate Members J.P. Morgan / Credit Suisse / Goldman, Sachs & Co. / Morgan Stanley / BofA Merrill Lynch / Jefferies / Natixis / RBC Capital Markets / Baird / Piper Jaffray / Ramirez & Co., Inc.
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 6/27/14
Issuer The Michaels Companies, Inc. (MIK) IPO
Cusip 59408Q10
Shares 2,600
Offering Price $17.00
Spread $0.960
Cost $44,200
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.86%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Barclays / Deutsche Bank Securities / BofA Merrill Lynch / Credit Suisse / Morgan Stanley / Wells Fargo Securities / Guggenheim Securities / Macquarie Capital / Nomura / Piper Jaffray / Raymond James / Stephens Inc. / SunTrust Robinson Humphrey / Ramirez & Co., Inc. / Telsey Advisory Group / The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/27/14
Issuer The Michaels Companies, Inc. (MIK) IPO
Cusip 59408Q10
Shares 3,900
Offering Price $17.00
Spread $0.960
Cost $66,300
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.86%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Barclays / Deutsche Bank Securities / BofA Merrill Lynch / Credit Suisse / Morgan Stanley / Wells Fargo Securities / Guggenheim Securities / Macquarie Capital / Nomura / Piper Jaffray / Raymond James / Stephens Inc. / SunTrust Robinson Humphrey / Ramirez & Co., Inc. / Telsey Advisory Group / The Williams Capital Group, L.P.
 J.P. Morgan / Goldman, Sachs & Co. / Barclays / Deutsche Bank Securities / BofA Merrill Lynch / Credit Suisse / Morgan Stanley / Wells Fargo Securities / Guggenheim Securities / Macquarie Capital / Nomura / Piper Jaffray / Raymond James / Stephens Inc. / SunTrust Robinson Humphrey / Ramirez & Co., Inc. / Telsey Advisory Group / The Williams Capital Group, L.P.

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/9/14
Issuer Mondelez International, Inc. (MDLZ 4.00% February 1, 2024)
Cusip 609207AB
Par $75,000.00
Offering Price $99.892
Spread 0.45%
Cost $74,919
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 2.08%
Syndicate Members Barclays Capital, Deutsche Bank, HSBC, JPMorgan, RBS, BNP Paribas, Credit Agricole, Mitsubishi UFJ, Mizuho, SG Americas, Wells Fargo, Drexel Hamilton, Loop Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/13/14
Issuer Electricite De France (EDF 6.00% January 22, 2114 144A)
Cusip 268317AL
Par $75,000.00
Offering Price $96.953
Spread 1.02%
Cost $72,715
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.11%
Syndicate Members Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley, Societe Generale
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/28/14
Issuer Bank of New York Mellon (BK 3.65% February 4, 2024)
Cusip 06406HCS
Par $83,000.00
Offering Price $99.635
Spread 0.15%
Cost $82,697
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.96%
Syndicate Members BNY Mellon, Citigroup, JPMorgan, BofA Merrill Lynch, Blaylock, CastleOak, Credit Agricole, Jefferies, RBC, US Bancorp, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/24/14
Issuer Cisco Systems Inc (CSCO 2.90% March 4, 2021)
Cusip 17275RAP
Par $11,000.00
Offering Price $99.818
Spread 0.30%
Cost $10,980
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.14%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Deutsche Bank, HSBC, JPMorgan, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/25/14
Issuer Magellan Midstream Partners L.P. (MMP 5.15% October 15, 2043)
Cusip 559080AG
Par $25,000.00
Offering Price $103.085
Spread 0.88%
Cost $25,771
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.06%
Syndicate Members Barclays, Mitsubishi UFJ, US Bancorp, Wells Fargo, Citigroup, JPMorgan, PNC, RBC, SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 3/10/14
Issuer Petrobras Global Finance B.V. (PETBRA 6.25% March 17, 2024)
Cusip 71647NAM
Par $147,000.00
Offering Price $99.772
Spread 0.30%
Cost $146,665
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.33%
Syndicate Members Bank Of China, BB Securities, Bredesco BBI, Citigroup, HSBC, JPMorgan, Banca IMI, Scotia Bank
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 4/10/14
Issuer Ventas Realty LP (VTR 3.75% May 1, 2024)
Cusip 92277GAD
Par $29,000.00
Offering Price $99.304
Spread 0.65%
Cost $28,798
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.28%
Syndicate Members Barclays, Citigroup, RBC, Credit Agricole, JPMorgan, BofA Merrill Lynch, TD Securities, UBS, BBVA, Credit Suisse, Goldman Sachs, Mitusbishi UFJ, Morgan Stanley, PNC, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 4/23/14
Issuer CNOOC Finance (2014) ULC (CNOOC 4.25% April 30, 2024)
Cusip 12591DAC
Par $200,000.00
Offering Price $99.565
Spread 0.23%
Cost $199,130
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.22%
Syndicate Members BOCI Asis, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, UBS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 4/29/14
Issuer Apple Inc (AAPL 2.85% May 6, 2021)
Cusip 037833AR
Par $126,000.00
Offering Price $99.754
Spread 0.18%
Cost $125,690
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.30%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Barclays, Citigroup, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/02/14
Issuer Express Scripts Holding Company (ESRX 3.50% June 15, 2024)
Cusip 30219GAK
Par $48,000.00
Offering Price $99.272
Spread 0.65%
Cost $47,651
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.20%
Syndicate Members Citigroup, Credit Suisse, Deutsche Bank, RBS, Credit Agricole, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, Mizuho, RBC, Scotia Capital, SMBC Nikko, SunTrust, US Bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/10/14
Issuer Johnson Controls Inc (JCI 4.95% July 2, 2064)
Cusip 478373AE
Par $7,000.00
Offering Price $99.794
Spread 1.00%
Cost $6,986
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.72%
Syndicate Members Barclays, Citigroup, Goldman Sachs, BofA Merrill Lynch, Wells Fargo, ING, JPMorgan, Mitsubishi UFJ, TD Securities, US bancorp, Banca, Commerz, Credit Agricole, Danske, Morgan Stanley, RBS, Sandler O"Neill, Standard Chartered, UniCredit
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/10/14
Issuer Sempra Energy (SRE 3.55% June 15, 2024)
Cusip 816851AV
Par $47,000.00
Offering Price $99.708
Spread 0.65%
Cost $46,863
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.22%
Syndicate Members Credit Suisse, Deutsche Bank, JPMorgan, Wells Fargo, Goldman Sachs, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/26/14
Issuer Monsanto Company (MON 4.20% July 15, 2034)
Cusip 61166WAN
Par $12,000.00
Offering Price $99.355
Spread 0.88%
Cost $11,923
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.86%
Syndicate Members Barclays, Citigroup, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, RBS, BNY Mellon, Credit Agricole, Fifth Third, Mizuho, Rabo, Santander, SG Americas, Standard Chartered, UniCredit, Wells Fargo, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/26/14
Issuer Monsanto Company (MON 4.70% July 15, 2064)
Cusip 61166WAQ
Par $12,000.00
Offering Price $99.083
Spread 1.00%
Cost $11,890
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.79%
Syndicate Members Barclays, Citigroup, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, RBS, BNY Mellon, Credit Agricole, Fifth Third, Mizuho, Rabo, Santander, SG Americas, Standard Chartered, UniCredit, Wells Fargo, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/26/14
Issuer Monsanto Company (MON 2.75% July 15, 2021)
Cusip 61166WAT
Par $31,000.00
Offering Price $99.815
Spread 0.63%
Cost $30,943
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.75%
Syndicate Members Barclays, Citigroup, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, RBS, BNY Mellon, Credit Agricole, Fifth Third, Mizuho, Rabo, Santander, SG Americas, Standard Chartered, UniCredit, Wells Fargo, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/30/14
Issuer Oracle Corporation (ORCL 4.30% July 8, 2034)
Cusip 68389XAV
Par $51,000.00
Offering Price $99.960
Spread 0.70%
Cost $50,980
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.41%
Syndicate Members JPMorgan, BofA Merrill Lynch, Wells Fargo, BNP Paribas, Citigroup, Deutsche Bank, RBS, Barclays, Credit Suisse, HSBC, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, Santander, Standard Chartered, SunTrust
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/30/14
Issuer Oracle Corporation (ORCL 2.80% July 8, 2021)
Cusip 68389XBA
Par $52,000.00
Offering Price $99.855
Spread 0.30%
Cost $51,925
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.99%
Syndicate Members JPMorgan, BofA Merrill Lynch, Wells Fargo, BNP Paribas, Citigroup, Deutsche Bank, RBS, Barclays, Credit Suisse, HSBC, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, Santander, Standard Chartered, SunTrust